UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 13, 2018

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4800 N. SCOTTSDALE RD, SUITE 4400
SCOTTSDALE, ARIZONA	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 572-6050

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 13, 2018, Magellan Health, Inc. (the “Company”) entered into that certain Amendment No. 1 to Credit Agreement (the “Amendment”) with The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“MUFG”), as administrative agent and the lenders party thereto, amending that certain Credit Agreement (the “Credit Agreement”) dated as of September 22, 2017, among the Company, the lenders party thereto and MUFG as administrative agent. The Amendment amends the Credit Agreement to (i) increase an indebtedness covenant from $50,000,000 in the aggregate at any time outstanding to $100,000,000 in the aggregate at any time outstanding to permit the Company to incur indebtedness in respect of letters of credit issued for the account of the Company or any of its Subsidiaries in the ordinary course of business and supporting L/C Supportable Obligations (the “L/C Debt Basket”), (ii) increase a lien covenant from $50,000,000 in the aggregate at any time outstanding to $100,000,000 in the aggregate at any time outstanding to permit the Company to pledge cash deposits as collateral to secure the L/C Debt Basket, (iii) modify the negative covenant with respect to the testing period for the Total Leverage Ratio, (iv) extend the Maturity Date of the Credit Agreement from September 22, 2022 to September 22, 2023 and (v) add certain customary provisions in connection with the Beneficial Ownership Regulation.

Terms used above but not defined have the meaning provided in the Amendment. The foregoing does not constitute a complete summary of the terms of the Amendment and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(d)  Exhibits:See Exhibit Index.

.1

Exhibit Index

Exhibit Number	Description of Exhibit
4.1	Amendment No. 1 to Credit Agreement dated as of August 13, 2018, among the Company, as borrower, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: August 13, 2018	By:	/s/ Jonathan N. Rubin
		Name:	Jonathan N. Rubin
		Title:	Chief Financial Officer